AMENDMENT AGREEMENT NO. 2
                             TO AMENDED AND RESTATED
                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT

         THIS AMENDMENT AGREEMENT NO. 2 TO AMENDED AND RESTATED REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT (this "Amendment Agreement") is made and entered into as of this 30th day of June, 1999, by and among WATSCO, INC., a Florida corporation (the "Borrower"), the Lenders signatory hereto (the "Lenders") and NATIONSBANK, NATIONAL ASSOCIATION, a national banking association and successor to NationsBank, National Association (South), as Agent (the "Agent") for the Lenders party to the Credit Agreement described below.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into an Amended and Restated Revolving Credit Agreement dated August 8, 1997, as amended by Amendment Agreement No. 1 dated February 20, 1998 (the "Credit Agreement") pursuant to which the Lenders have agreed to make available to the Borrower a revolving credit facility of up to $260,000,000; and

         WHEREAS, as a condition to the making of loans the Lenders have required that each Subsidiary of Borrower execute a Facility Guaranty whereby it guarantees payment of the Obligations arising under the Credit Agreement; and

         WHEREAS, the Borrower has requested that the Lenders increase the amount of the revolving credit facility to $315,000,000 and provide for a competitive bid facility and the Agent and the Lenders have agreed, subject to the terms and conditions of this Agreement, to amend the Credit Agreement in order to effect such increase and competitive bid facility;

         NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions herein set forth, it is hereby agreed as follows:

         1. DEFINITIONS. The term "Credit Agreement" as used herein and in the Loan Documents shall mean that certain Amended and Restated Revolving Credit and Reimbursement Agreement dated as of August 8, 1997 by and among the Agent, the Lenders and the Borrower, as heretofore and hereby amended and as from time to time further amended or modified. Unless the context otherwise requires, all capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement.

         2. AMENDMENTS. Subject to the conditions set forth herein, the Credit Agreement shall be and hereby is amended, effective as of the date hereof, as follows:

                  (a) The preamble to the Agreement is hereby amended by
               deleting the figure "$260,000,000" appearing in the third "WHEREAS" paragraph and inserting in lieu thereof the figure "$315,000,000".
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                  (b) The following new definitions are hereby added to SECTION
               1.2 in their appropriate alphabetical order:

                           "Absolute  Rate" has the meaning  assigned to such
                       term in SECTION  2.2(C)(II)(C) hereof.

                           "Competitive Bid Borrowing" has the meaning assigned
                       to such term in SECTION 2.2 hereof.

                           "Competitive Bid Facility" means the facility
                       described in SECTION 2.2 hereof providing for Competitive Bid Loans to the Borrower.

                           "Competitive Bid Loan Commitment" means the amount
                       which a Lender has offered to loan to the Borrower pursuant to a Competitive Bid Quote by such Lender, the sum of all Competitive Bid Loans not to exceed in the aggregate one hundred percent (100%) of the Total Revolving Credit Commitment.

                           "Competitive Bid Loans" means the Loans bearing
                       interest at an Absolute Rate or a Eurodollar Competitive Rate provided for in SECTION 2.2 hereof.

                           "Competitive Bid Notes" means, collectively, the
                       promissory notes of the Borrower with respect to Competitive Bid Loans provided for by SECTION 2.2 hereof executed and delivered to the Lenders as provided in
                       SECTION 2.6(C) substantially in the form attached hereto as EXHIBIT F-3 and incorporated herein by reference, with appropriate insertions as to dates and names of Lenders, and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be amended, modified or supplemented and in effect from time to time.

                           "Competitive Bid Quote" means an offer in accordance
                       with SECTION 2.2 hereof by a Lender to make a Competitive Bid Loan with one single specified interest rate.

                           "Competitive Bid Quote Request" has the meaning
                       assigned to such term in SECTION 2.2 hereof.

                           "Eurodollar Competitive Rate" means, for the Interest
                       Period for any Competitive Bid Loan at a Eurodollar Competitive Rate, the rate of interest per annum determined pursuant to the following formula:

                       Eurodollar        Interbank Offered Rate
                       -----------       ----------------------
                       Competitive   =   1-Eurodollar Reserve    +or -a margin
                       Rate              Percentage
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                           "Quotation Date" has the meaning assigned to such
                       term in SECTION 2.2 hereof.

                           "Swing Line Note" means the promissory note of the
                       Borrower evidencing Swing Line Loans executed and delivered to NationsBank as provided in SECTION 2.6(B) hereof substantially in the form attached hereto as EXHIBIT F-2, with appropriate insertions as to amounts, dates and names;

                  (c) The following terms defined in SECTION 1.2 are hereby
               amended in their entirety so that as amended they read as follows:

                           "Advance" means a borrowing under (i) the Revolving
                       Credit Facility, consisting of the aggregate principal amount of a Base Rate Loan or a Eurodollar Loan, as the case may be or (ii) the Swing Line consisting of Base Rate Loans or bearing interest at a rate mutually agreed upon by NationsBank and the Borrower, or (iii) the Competitive Bid Facility consisting of Competitive Bid Loans.

                           "Business Day" means (i) with respect to any
                       Eurodollar Rate Loan or any Competitive Bid Loan at the Eurodollar Competitive Rate, any day which is a Business Day, as described below, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England and New York, New York, and (ii) with respect to any other Loan and for any other purposes hereof, any day which is not a Saturday, Sunday or a day on which banks in the States of Florida, North Carolina and New York are authorized or obligated by law, executive order or governmental decree to be closed.

                           "Default Rate" means (i) with respect to each
                       Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (iii) in the case of a Competitive Bid Loan, at a rate of interest per annum which shall be two percent (2%) above the Absolute Rate or Eurodollar Competitive Rate, as the case may be, for such Competitive Bid Loan and (iv) in any case, the maximum rate permitted by applicable law, if lower.

                           "Eurodollar Reserve Percentage" means, for any day,
                       that percentage (expressed as a decimal) which is in effect from time to time under Regulation D or any successor regulation, as the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the interest rate of Eurodollar Rate Loans or Competitive Bid Loans at the
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                       Eurodollar Competitive Rate is determined), whether or
                       not any Lender has any Eurocurrency liabilities subject to such requirements without benefits of credits or proration, exceptions or offsets that may be available from time to time to any Lender. The Eurodollar Rate and the Eurodollar Competitive Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

                           "Interbank Offered Rate" means, with respect to any
                       Eurodollar Rate Loan or any Competitive Bid Loan at a Eurodollar Competitive Rate, for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, for any Eurodollar Loan or any Competitive Bid Loan at the Eurodollar Competitive Rate for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

                           "Interest Period" (a) for each Eurodollar Rate Loan
                       means a period commencing on the date such Eurodollar Rate Loan is made or converted and each subsequent period commencing on the last day of the immediately preceding Interest Period for such Eurodollar Rate Loan, and ending, at the Borrowers' option, on the date one week or one, two, three or six months or, upon specific request therefor by the Borrower and with the consent of the Agent and the Lenders in their discretion, one year, thereafter as notified to the Administrative Agent by the Authorized Representative three (3) Business Days, or in the case of an Interest Period of one year, four (4) Business Days, prior to the beginning of such Interest Period; PROVIDED, that,

                                   (i) if the Authorized Representative fails to
                                notify the Administrative Agent of the length of an Interest Period three (3) Business Days prior to the first day of such Interest Period, the Loan for which such Interest Period was to be determined shall be deemed to be a Base Rate Loan bearing interest at the Base Rate, as of the first day thereof;

                                  (ii) if an Interest Period for a Eurodollar
                                Rate Loan would end on a day which is not a Business Day such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar

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
                                month, in which case such Interest Period shall end on the next preceding Business Day); and

                                  (iii) any interest period which begins on the
                                last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in a calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month

                                  (iv) no Interest Period shall extend past the
                                Facility Termination Date;

                                   (v) on any day, with respect to all Revolving
                                Credit Loans and Competitive Bid Loans, there shall not be in effect (x) more than ten (10) Interest Periods;

                       (b) for each Competitive Bid Loan at an Absolute Rate means the period commencing on the date of such Loan and ending on such date as may be mutually agreed upon by the Borrower and the Lender or Lenders making such Competitive Bid Loan or Loans, as the case may be, comprising such Competitive Bid Loan; PROVIDED that no Interest Period for a Competitive Bid Loan at an Absolute Rate shall be for a period of greater than 120 days;

                       (c) for each Competitive Bid Loan at a Eurodollar Competitive Rate means the period commencing on the date such Competitive Bid Loan is made and ending, at the Borrowers' option, on the date one week or on the date one, two, three or six months thereafter as notified by the Borrowers to such Lender by the Authorized Representative three (3) Business Days prior to the beginning of such Interest Period PROVIDED that if an Interest Period for such Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end in the next preceding Business Day).

                           "Loan" or "Loans" means any of the Revolving Credit
                       Loans or Swing Line Loans or Competitive Bid Loans

                           "Notes" means, collectively, the Revolving Credit
                       Notes, the Swing Line Note and the Competitive Bid Notes which are to be delivered to the Lenders.

                           "Outstanding" means, collectively, the Letter of
                       Credit Outstandings, Swing Line Outstandings, Revolving Credit Outstandings and outstanding Competitive Bid Loans, all as at the date of determination thereof.

                           "Required Lenders" means, as of any date, Lenders on
                       such date having Credit Exposures (as defined below) aggregating at least 66_% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "CREDIT EXPOSURE" of each Lender shall be equal at all times to its Revolving Credit Commitment; provided that, if any Lender shall have failed to pay (x) to NationsBank its Applicable Commitment Percentage of any Swing Line Loan or (y) to NationsBank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Swing Line Loans shall be deemed to be held by NationsBank for purposes of this definition, and such Lender's Credit exposure attributable to Letters of Credit, Reimbursement Obligations and the Letter of Credit Commitment shall be deemed to be held by the Issuing Bank for purposes of this definition;

                           "Revolving Credit Facility" means the facility
                       described in SECTION 2.1(A) hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment less the aggregate amount of Swing Line Outstandings and Outstanding Letters of Credit and outstanding Competitive Bid Loans.

                           "Revolving Credit Termination Date" means (i) the
                       Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to SECTION
                       9.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrowers may voluntarily permanently terminate the Revolving Credit Facility and the Competitive Bid Facility by payment in full of all Obligations (including the discharge of all Obligations of NationsBank, the Issuing Banks and the Lenders with respect to Letters of Credit, Participations and Competitive Bid Loans).

                           "Total Revolving Credit Commitment" means a principal
                       amount equal to $315,000,000 as reduced from time to time in accordance with SECTION 2.8.

                  (d) Article II is hereby amended by (i) renumbering Section
               2.7 and Section 2.8 to be Section 2.8 and Section 2.9, respectively, (ii) deleting Sections 2.2 through 2.6 and (iii) adding the following Sections 2.2 through 2.7 all of which shall read as follows:

                  2.2      COMPETITIVE BID LOANS.

                  (a) In addition to Revolving Loans, at any time prior to the
               Revolving Credit Termination Date and provided no Default or Event of Default exists hereunder, the Borrower may, as set forth in this SECTION 2.2, request the Lenders to make offers to make Competitive Bid Loans to the Borrower in Dollars. The Lenders may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this SECTION 2.2. There may be no more than ten (10) different Interest Periods for both Revolving Loans and Competitive Bid Loans outstanding at the same time (for which purpose Interest Periods for each Eurodollar Rate Loan and each Competitive Bid Loan shall be deemed to be different Interest Periods even if they are coterminous). The aggregate principal amount of all Outstandings, shall not exceed the Total Revolving Credit Commitment at any time. The aggregate principal amount of all outstanding Competitive Bid Loans shall not exceed one hundred percent (100%) of the Total Revolving Credit Commitment at any time.

                  (b) When the Borrower wishes to request offers to make
               Competitive Bid Loans, it shall give the Agent and the Lenders notice (a "Competitive Bid Quote Request") to be received no later than 11:00 a.m. on (A) the fourth Business Day prior to the date of borrowing proposed therein, in the case of a Competitive Bid Quote Request for Competitive Bid Loans at the Eurodollar Competitive Rate or (B) the Business Day prior to the date of borrowing proposed therein, in the case of a Competitive Bid Quote Request for Competitive Bid Loans at the Absolute Rate (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree). The Borrower may request offers to make Competitive Bid Loans for up to five (5) different Interest Periods in a single notice; PROVIDED that the request for each separate Interest Period shall be deemed to be a separate Competitive Bid Quote Request for a separate borrowing (a "Competitive Bid Borrowing") and there shall not be outstanding at any one time more than six (6) Competitive Bid Borrowings. Each such Competitive Bid Quote Request shall be substantially in the form of EXHIBIT J attached hereto and shall specify as to each Competitive Bid Borrowing:

                           (i) the proposed date of such borrowing, which shall
                       be a Business Day;

                           (ii) the aggregate amount of such Competitive Bid
                       Borrowing, which shall be at least $5,000,000 (or in increments of $1,000,000 in excess thereof) but shall not cause the limits specified in SECTION 2.2(A) hereof to be violated;

                           (iii) the duration of the Interest Period applicable
                       thereto;

                           (iv) whether the Competitive Bid Quote Request for a
                       particular Interest Period is seeking quotes for Competitive Bid Loans at the Absolute Rate or the Eurodollar Competitive Rate;

                           (v) whether the Borrower shall have the right to
                       prepay a requested Competitive Bid Loan; and

                           (vi) the date on which the Competitive Bid Quotes are
                       to be submitted if it is before the proposed date of borrowing (the date on which such Competitive Bid Quotes are to be submitted is called the "Quotation Date").

               Except as otherwise provided in this SECTION 2.2(B), no more than one (1) Competitive Bid Quote Requests shall be given within seven (7) Business Days (or such other number of days as the Borrowers and the Administrative Agent, with the consent of the Required Lenders, may agree) of any other Competitive Bid Quote Request.
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                  (c) (i) Each Lender may submit one or more Competitive Bid
               Quotes, each containing an offer to make a Competitive Bid Loan in response to any Competitive Bid Quote Request; PROVIDED that, if the Borrower's request under SECTION 2.2(B) hereof specified more than one Interest Period, such Lender may make a single submission containing one or more Competitive Bid Quotes for each such Interest Period. Each Competitive Bid Quote must be submitted to the Borrower not later than 9:30 a.m. on (A) the third Business Day prior to the proposed date of borrowing, in the case of a Competitive Bid Quote Request for Competitive Bid Loans at the Eurodollar Competitive Rate or (B) the Quotation Date, in the case of a Competitive Bid Quote Request for Competitive Bid Loans at the Absolute Rate (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree) PROVIDED that if NationsBank is receiving quotes as provided in SECTION 2.2(G), any Competitive Bid Quote may be submitted by NationsBank (or its applicable Lending Office) only if NationsBank (or such applicable Lending Office) notifies the Borrower of the terms of the offer contained therein not later than 9:15 a.m. on the Quotation Date. Subject to ARTICLES IV, V AND IX hereof, any Competitive Bid Quote so made shall be irrevocable except with the consent of the Agent given on the instructions of the Borrower.

                           (ii) Each Competitive Bid Quote shall be
               substantially in the form of EXHIBIT K attached hereto and shall specify:

                                    (A) the proposed date of borrowing and the
                       Interest Period therefor;

                                    (B) the principal amount of the Competitive
                       Bid Loan for which each such offer is being made, which principal amount shall be at least $5,000,000 (or in increments of $1,000,000 in excess thereof); PROVIDED that the aggregate principal amount of all Competitive Bid Loans for which a Lender submits Competitive Bid Quotes may not exceed the principal amount of the Competitive Bid Borrowing for a particular Interest Period for which offers were requested;

                                    (C) in the case of a Competitive Bid Quote
                       for Competitive Bid Loans at an Absolute Rate, the rate of interest per annum (rounded upwards, if necessary, to the nearest 1/10,000th of 1%) offered for each such Competitive Bid Loan (the "ABSOLUTE RATE");

                                    (D) in the case of a Competitive Bid Quote
                       for Competitive Bid Loans at the Eurodollar Competitive Rate, the positive or negative margin to be added to or deducted from the Interbank Offered Rate; and

                                    (E) the identity of the quoting Lender.

               Unless otherwise agreed by the Agent and the Borrower, no Competitive Bid Quote shall contain qualifying, conditional or similar language or propose terms other than

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               or in addition to those set forth in the applicable Competitive
               Bid Quote Request and, in particular, no Competitive Bid Quote may be conditioned upon acceptance by the Borrower of all (or some specified minimum) of the principal amount of the Competitive Bid Loan for which such Competitive Bid Quote is being made. Any subsequent Competitive Bid Quote submitted by a Lender that amends, modifies or is otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request shall be disregarded by the Borrower unless such subsequent Competitive Bid Quote is submitted solely to correct a manifest error in such former Competitive Bid Quote.

                  (d) The Borrower shall (A) in the case of a Competitive Bid
               Loan at an Absolute Rate, as promptly as practicable after the Competitive Bid Quote is submitted (but in any event not later than 10:30 a.m. on the Quotation Date (or such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree)) or (B) in the case of a Competitive Bid Loan at a Eurodollar Competitive Rate, the third Business Day prior to the proposed date of borrowing, notify the Agent and Lenders of (A) the aggregate principal amount of the Competitive Bid Borrowing for which Competitive Bid Quotes have been received as well as the ranges of bids submitted for each Interest Period requested, (B) the respective principal amounts and Absolute Rates or Eurodollar Competitive Rates, as the case may be, so offered by each Lender (identifying the Lender that made each Competitive Bid Quote), and (C) its acceptance or nonacceptance of the Competitive Bid Quotes. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Competitive Bid Quote in whole or in part (PROVIDED that any Competitive Bid Quote accepted in part shall be at least $5,000,000 or in increments of $1,000,000 in excess thereof); PROVIDED that:

                           (i) the aggregate principal amount of each
                       Competitive Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

                           (ii) the aggregate principal amount of each
                       Competitive Bid Borrowing shall be at least $5,000,000 (or an increment of $1,000,000 in excess thereof) but shall not cause the limits specified in SECTION 2.2(A) hereof to be violated;

                           (iii) except as provided below, acceptance of
                       Competitive Bid Quotes for any Interest Period may be made only in ascending order of Absolute Rates or Eurodollar Competitive Rates, as the case may be, beginning with the lowest rate so offered; and

                           (iv) the Borrower may not accept any Competitive Bid
                       Quote where such Competitive Bid Quote fails to comply with SECTION 2.2(C)(II) hereof or otherwise fails to comply with the requirements of this Agreement (including, without limitation, SECTION 2.2(A) hereof).

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               Any of the conditions above notwithstanding, the Borrower may, in its sole discretion, accept a Competitive Bid Quote that does not contain the lowest Absolute Rate or Eurodollar Competitive Rates, as the case may be, where acceptance of the Competitive Bid Quote containing the lowest Absolute Rate or Eurodollar Competitive Rate, as the case may be, would cause the principal amount of Outstanding of a Lender or Lenders offering the lowest Absolute Rate or Eurodollar Competitive Rate, as the case may be, to exceed the Total Revolving Credit Commitment.

                  If Competitive Bid Quotes are made by two or more Lenders with the same Absolute Rates or Eurodollar Competitive Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which Competitive Bid Quotes are accepted for the related Interest Period after the acceptance of all Competitive Bid Quotes, if any, of all lower Absolute Rates or Eurodollar Competitive Rates, as the case may be, offered by any Lender for such related Interest Period, the principal amount of Competitive Bid Loans in respect of which such Competitive Bid Quotes are accepted shall be allocated by the Borrower among such Lenders as nearly as possible (in amounts of at least $1,000,000 or in increments of $100,000 in excess thereof) in proportion to the aggregate principal amount of such Competitive Bid Quotes. Determinations by the Borrower of the amounts of Competitive Bid Loans and the lowest bid after adjustment as provided in SECTION 2.2(d)(iii) shall be conclusive in the absence of manifest error.

                  (e) Any Lender whose offer to make any Competitive Bid Loan has been accepted shall, not later than 1:00 p.m. on the date specified for the making of such Loan, make the amount of such Loan available to the Borrower at the Borrower's Account or otherwise as shall be directed by the Authorized Representative in Dollars and in immediately available funds.

                  (f) From time to time, the Borrower shall furnish such
               information to the Agent as the Agent may request relating to the making of Competitive Bid Loans, including the amounts, interest rates, dates of borrowings and maturities thereof.

                  (g) The Borrower may request the Agent, and the Agent in its sole discretion may agree, to receive the Competitive Bid Quotes, in which event the Agent shall (A) in the case of a Competitive Bid Loan at the Absolute Rate, as promptly as practicable after the Competitive Bid Quote is submitted (but in no event later than 10:00 a.m., on the Quotation Date) or (B) in the case of a Competitive Bid Loan at the Eurodollar Competitive Rate, by 10:00 a.m. on the date a Competitive Quote is submitted, notify the Borrowers of the terms of any Competitive Bid Quote submitted by a Lender that is in accordance with SECTION 2.2(c) hereof. The Agent's notice to the Borrower shall specify (A) the aggregate principal amount of the Competitive Bid Borrowing for which Competitive Bid Quotes have been received and (B) the respective principal amounts and Absolute Rates or Eurodollar Competitive Rate, as the case may be, offered by each Lender (identifying the Lender that made each Competitive Bid Quote). Not later than 10:30 a.m. on (A) the third Business Day prior to the proposed date of borrowing, in the case of Competitive Bid

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               Loans at the Eurodollar Competitive Rate or (B) the Quotation
               Date (or, in any such case, such other time and date as the Borrower and the Agent, with the consent of the Required Lenders, may agree), the Borrower shall notify the Agent of their acceptance or nonacceptance of the Competitive Bid Quotes so notified to it (and the failure of the Borrower to give such notice by such time shall constitute nonacceptance) and the Agent shall promptly notify each affected Lender. Together with each notice of a request for Competitive Bid Quotes, which the Borrower requires the Agent to issue pursuant to this paragraph
               (g), the Borrower shall pay to the Agent for the account of the Agent a bid administration fee of $1,500.00.

                  2.3 PAYMENT OF INTEREST. (a) The Borrower shall pay interest
               (i) to the Agent at the Principal Office for the account of each Lender on the outstanding and unpaid principal amount of each Revolving Loan made by such Lender for the period commencing on the date of such Loan until such Loan shall be due at the Eurodollar Rate or the Base Rate, as elected or deemed elected by the Borrower or otherwise applicable to such Loan as herein provided, (ii) to the Lender at its Lending Office making each Competitive Bid Loan, at the applicable Absolute Rate or Eurodollar Competitive Rate, as the case may be, and (iii) to the Agent in the case of each Swing Line Loan, at the Base Rate or such other rate as NationsBank and the Borrower may agree; PROVIDED, however, that if any amount shall not be paid when due (at maturity, by acceleration or otherwise), all amounts outstanding hereunder shall bear interest thereafter at the Default Rate.

                  (b) Interest on the outstanding principal balance of each Loan shall be computed on the basis of a year of 360 days and calculated for the actual number of days elapsed. Interest on the outstanding principal balance of each Loan shall be paid (a) quarterly in arrears, such payment to be made not later than the last Business Day of each June, September, December and March commencing on the last Business Day of June 1999, on each Base Rate Loan, (b) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and Competitive Bid Loan, but in no event less frequently than at the end of each three month period and (c) upon payment in full of the principal amount of such Loan at the Revolving Credit Termination Date.

                  2.4 PAYMENT OF PRINCIPAL. The principal amount of the
               Revolving Credit Outstandings, outstanding Competitive Bid Loans and all Swing Line Outstandings shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as herein expressly provided. The principal amount of all Competitive Bid Loans shall be due and payable to the Lender making such Competitive Bid Loan in full on the last day of the Interest Period therefor, or earlier as herein expressly provided. The principal amount of Eurodollar Rate Loans may only be prepaid at the end of the applicable Interest Period, unless the Borrower shall pay to the Agent for the account of the Lenders the amount, if any, required under
               SECTION 4.4. The principal amount of Competitive Bid Loans may only be prepaid at the end of the applicable Interest Period, unless (i) the Borrower shall have retained in the Competitive Bid Quote Request with respect to such Competitive Bid Loans the right of prepayment, and (ii) the Borrower shall have paid to the Lender making such Competitive Bid Loans or to the Agent, as applicable, the amounts, if any, required under
               SECTION 4.4. The Borrower shall furnish the Agent telephonic notice of its intention to make a principal payment (including Competitive Bid Loans) prior to 11:00 A.M. on the date of such payment. All payments of principal on Loans other than Competitive Bid Loans and Swing Line Loans shall be in the amount of $2,500,000 or such greater amount which is an integral multiple of $500,000.

                  2.5 NON-CONFORMING PAYMENTS. (a) Each payment of principal
               (including any prepayment) and payment of interest (other than principal and interest on Competitive Bid Loans which shall be paid to the Lender making such Loans), fees and any other amount required to be paid to the Lenders with respect to Loans shall be made to the Agent at the Principal Office, for the account of each Lender's applicable Lending Office, in Dollars and in immediately available funds before 12:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Agent.

                  (b) The Agent shall deem any payment by or on behalf of the
               Borrower hereunder that is not made both (a) in Dollars and in immediately available funds and (b) prior to 12:30 P.M. on the date payment is due to be a non-conforming payment. Any such payment shall not be deemed to be received by the Agent until the time such funds become available funds. Non-conforming payments may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of (x) the date such funds become available funds or (y) the next succeeding Business Day) at the Default Rate.

                  (c) In the event that any payment hereunder or under the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under clause (ii) of the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and PROVIDED further, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

                  2.6 NOTES. (a) Revolving Loans made by each Lender, shall be evidenced by, and be repayable with interest in accordance with the terms of, the Revolving Note payable to the order of such Lender in the amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or such later date pursuant to an Assignment and Acceptance or an amendment to this Agreement and shall be duly completed, executed and delivered by the Borrower.

                  (b) Swing Line Loans made by NationsBank shall be evidenced by the Swing Line Note in the principal amount of $15,000,000, and shall be repayable with interest in accordance with the terms of the Swing Line Note dated the Closing Date and duly executed and delivered by each Borrower.

                  (c) Competitive Bid Loans made by any Lender shall be
               evidenced by, and be repayable with interest in accordance with the terms of, the Competitive Bid Note payable to the order of such Lender in the amount of the Total Revolving Credit Commitment (but the aggregate outstanding principal amount of Competitive Bid Loans may not at any time exceed one hundred percent (100%) of the Total Revolving Credit Commitment) which shall be dated the date of issuance or such later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower.

                  2.7 PRO RATA PAYMENTS. Except as otherwise provided herein,
               (a) each payment and prepayment on account of the principal of and interest on the Loans (other than Competitive Bid Loans and Swing Line Loans) and the fees described in SECTIONS 2.10 hereof shall be made to the Agent in the aggregate amount payable to the Lenders for the account of the Lenders pro rata based on their Applicable Commitment Percentages, (b) each payment of principal and interest on the Competitive Bid Loans shall be made to (i) the Agent for the account of the respective Lender making such Competitive Bid Loan if the Borrower has elected that the Agent act under SECTION 2.2(G) hereof and (ii) otherwise directly to the Lender making such Competitive Bid Loan, (c) each payment of principal and interest on Swing Line Loans shall be made to the Agent for the account of NationsBank, (d) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without set-off or counterclaim, and (e) the Agent will distribute such payments when received to the Lenders as provided for herein and subject to SECTION 4.6."

                  (e) SECTION 2.10 is hereby amended in its entirety so that as amended it shall read as follows:

                       "2.10. UNUSED FEES. For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent for the benefit of each Lender an unused fee equal to the Applicable Unused Fee multiplied by the average daily amount of the unused portion of such Lender's Revolving Credit Commitment. For each Lender, the amounts outstanding under Competitive Bid Loans and such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings shall be subtracted from such Lender's Revolving Credit Commitment in making the calculation of its unused fee but in no event shall the unused fee be less than zero for any period. Swing Line Loans shall not be outstanding Loans for purposes of determining such fee. Such fee shall be due in arrears on the last Business Day of each June, September, December and March commencing September 30, 1997 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion. Such fee shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

                  (f) SECTION 2.12 is hereby amended in its entirety so that as amended it shall read as follows:

                       "2.12. USE OF PROCEEDS. The proceeds of the Loans made pursuant to the Revolving Credit Facility, the Competitive Bid Facility, the Swing Line and the Letter of Credit issued pursuant to the Letter of Credit Facility shall be used by the Borrower (i) for working capital needs and (ii) for general corporate purposes, including the making of Acquisitions permitted hereunder."

                  (g) Wherever there is a cross reference to SECTION 2.8 in the
               Agreement, such cross reference is hereby amended to refer to
               SECTION 2.9.

                  (h) Clause (iii) of the first sentence of SECTION 3.1 is
               hereby amended in its entirety so that as amended it shall read as follows:

                       "(iii) no Letter of Credit shall be issued if, after giving effect thereto, the principal amount of Outstandings shall exceed the Total Revolving Credit Commitment."

                  (i) SECTIONS 4.1 THROUGH 4.5 are hereby amended in order that
               (i) wherever the phrase "Eurodollar Rate Loan" or "Eurodollar Rate Loans" appears in any of such Sections, such phrase shall include all Competitive Bid Loans which bear interest at the Eurodollar Competitive Rate and (ii) wherever the phrase "Eurodollar Rate" appears in such Sections, such phrase shall include "Eurodollar Competitive Rate." In addition, SECTION 4.1 is further amended in order that wherever the phrase "Eurodollar Rate" appears in such Section, such phrase shall include "Absolute Rate."

                  (j) Clause (iv) of SECTION 5.2(E) is hereby amended in its entirety so that as amended it shall read as follows:

                       "(iv) a Revolving Loan, Swing Line Loan, Competitive Bid Loan or a Letter of Credit or renewal thereof, the sum of the Outstandings shall not exceed the Total Revolving Credit Commitment."

                  (k) SECTION 8.16 is hereby amended by deleting the figure
               "$260,000,000 appearing therein and inserting in lieu thereof the figure "$315,000,000".

                  (l) Clause (iii) of SECTION 11.1 is hereby amended in its
               entirety so that as amended it shall read as follows:

                       "(iii) each assignment by a Lender shall be of a constant, and not a varying, percentage of all of its rights and obligations under this Agreement (including

                       Loans and Participations but excluding outstanding Competitive Bid Loans); and"

                  (m) EXHIBIT A to the Agreement is hereby amended in its
               entirety so that as amended it is in the form attached as EXHIBIT A to this Amendment Agreement.

 3. GUARANTORS. Each of the Guarantors has joined into the execution of this Agreement for the purpose of consenting to the amendment contained herein and reaffirming its guaranty of the Obligations as increased by the terms of this Amendment Agreement.

 4. BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents, warrants and certifies that:

               1. The representations and warranties made by it in Article VI of the Credit Agreement are true on and as of the date hereof before and after giving effect to this Agreement except that the financial statements referred to in Section 6.6(a) shall be those most recently furnished to each Lender pursuant to Section 7.1(a) and (b) of the Credit Agreement and except that SCHEDULE 6.10 is replaced with SCHEDULE 6.10 attached hereto;

a) The Borrower has the power and authority to execute and perform this Agreement and has taken all action required for the lawful execution, delivery and performance thereof.

b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section
7.1 of the Credit Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by the Agent under Section 7.1 of the Credit Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workmen, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

5. CONDITIONS TO EFFECTIVENESS. This Amendment Agreement shall become effective upon receipt by the Agent of the following:

                  (a) twelve (12)  counterparts  of this  Amendment  Agreement executed by the parties hereto;

                  (b) Revolving Notes in favor of each Lender whose Revolving
               Credit Commitment is increasing in the amount of its Revolving Credit Commitment and Competitive Bid Notes in favor of each Lender in the amount of the Competitive Bid Facility;

                  (c) an opinion of  counsel  for the  Borrower  and each of its
               Subsidiaries  in form acceptable to the Agent;

                  (d) copies of resolutions of the Boards of Directors of the
               Borrower and each of its Subsidiaries authorizing the transaction contemplated by this Amendment Agreement certified by the Secretary or Assistant Secretary of each Borrower and Subsidiary; and

                  (e) such other instruments and documents as the Agent may
               reasonably request.

 6. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

 7. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

 8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.
                                    BORROWER:

                                    WATSCO, INC.
WITNESS:
/s/ SUMNER N. SMITH                 By: /s/ ANA MENENDEZ
---------------------------             -----------------------------
                                    Name: Ana Menendez
/s/ SALLY Y. HERTZ                  Title:   Treasurer
---------------------------

                                    GUARANTORS:

                                    WATSCO INVESTMENTS I, INC.
                                    WATSCO INVESTMENTS II, INC.
                                    CDS HOLDINGS, INC.
                                    COASTLINE DISTRIBUTION, INC.
                                    A&C DISTRIBUTORS, INC.
                                    GEMAIRE DISTRIBUTORS, INC.
                                    H.B. ADAMS DISTRIBUTORS, INC.
                                    GEM CREDIT CORPORATION
                                    THE FLORIDA AD COMPANY
                                    GEMAIRE INTERNATIONAL, INC.
                                    GEMAIRE HOLDINGS, INC.
                                    GEMAIRE CARIBE, INC.
                                    COMFORT SUPPLY, INC.
                                    WATSCO EXPORT, INC.
                                    THE HOUSTON AD COMPANY, INC.
                                    HEATING & COOLING SUPPLY, INC.
                                    THREE STATES SUPPLY COMPANY, INC.
                                    CP DISTRIBUTORS, INC.
                                    COMFORT PRODUCTS DISTRIBUTING,     INC.
                                    CENTRAL PLAINS DISTRIBUTING, INC.
                                    CENTRAL AIR CONDITIONING
                                    DISTRIBUTORS,  INC.
                                    WEATHERTROL SUPPLY COMPANY
                                    AIR SYSTEMS DISTRIBUTORS, INC.
                                    DUNHILL STAFFING SYSTEMS, INC.
                                    DUNHILL TEMPORARY SYSTEMS OF
                                       INDIANAPOLIS, INC.
                                    DUNHILL TEMPORARY SYSTEM OF
                                       INDIANAPOLIS, L.P.
                                    DUNHILL TEMPORARY SYSTEMS, INC.
WITNESS:                            DUNHILL PERSONNEL SYSTEM OF
                                       NEW JERSEY, INC.
/s/ SUMNER N. SMITH                 DUNHILL STAFFING SYSTEMS OF
------------------------------         MILWAUKEE, INC.
                                    DUNHILL ENTERPRISES, INC.
/s/ SALLY Y. HERTZ
------------------------------      By: /s/ ANA MENENDEZ
                                        -----------------------------------
                                    Name: Ana Menendez
                                    Title:   Treasurer

                                    BAKER DISTRIBUTING COMPANY
                                    INTERCOMPANY SERVICES
                                    INCORPORATED
                                    AIR SUPPLY, INC.
                                    WSO DISTRIBUTORS LLC
                                    WSO HOLDINGS LLC
                                    DUNHILL HOLDINGS LLC
                                    BELKNAP COMPANY
                                    A C EQUIPMENT & PARTS, INC.
                                    SUPERIOR SUPPLY COMPANY, INC.
                                    SUPERIOR SUPPLY COMPANY OF
                                    OKLAHOMA, INC.
                                    KAUFMAN SUPPLY, INC.
                                    YRK HOLDINGS, INC.
                                    HOMANS ASSOCIATES, INC.
                                    HEAT INCORPORATED
                                    COMFORT-AIRE DISTRIBUTORS
WITNESS:                            NSI SUPPLY, INC.
                                    WILLIAM WURZBACH COMPANY, INC.
/s/ SUMNER N. SMITH
----------------------------

/s/ SALLY Y. HERTZ                  By: /s/ ANA MENENDEZ
----------------------------            ----------------------------------
                                    Name: Ana Menendez
                                    Title:   Treasurer

                                    AGENT:
                                    NATIONSBANK, NATIONAL ASSOCIATION, as Agent for the Lenders

                                    By: /s/ RICHARD M. STARKE
                                       -----------------------------------------
                                    Name: Richard M. Starke
                                    Title: Senior Vice President

                                    LENDERS:

                                    NATIONSBANK, NATIONAL ASSOCIATION

                                    By: /s/ RICHARD M. STARKE
                                       -----------------------------------------
                                    Name: Richard M. Starke
                                    Title: Senior Vice President

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ LLOYD KOSSALLY
                                        ----------------------------------------
                                    Name: Lloyd Kossally
                                    Title: Senior Vice President

                                    SUNTRUST BANK, MIAMI, N.A.

                                    By: /s/ DAVID J. EDGE
                                        ----------------------------------------
                                    Name: David J. Edge
                                    Title: Vice President

                                    THE BANK OF NEW YORK

                                    By: /s/ DAVID C. SIEGEL
                                        ----------------------------------------
                                    Name: David C. Siegel
                                    Title: Vice President

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.

                                    By: /s/ THOMAS M. FENNESSEY
                                        ----------------------------------------
                                    Name: Thomas M. Fennessey
                                    Title: Vice President

                                    COMERICA BANK

                                    By: /s/ MARTIN G. ELLIS
                                        ----------------------------------------
                                    Name: Martin G. Ellis
                                    Title: Vice President

                                    WACHOVIA BANK, N.A.

                                    By: /s/ PATRICK A. PHELAN
                                        ----------------------------------------
                                    Name: Patrick A. Phelan
                                    Title: Vice President

                                    DRESDNER BANK LATEINAMERIKA AG

                                    By: /s/ JOSEFINA HERNANDEZ
                                        ----------------------------------------
                                    Name: Josefina Hernandez
                                    Title: Assistant Vice President


                                    By: /s/ ANTONIO ABIANTUM
                                        ----------------------------------------
                                    Name:  Antonio Abiantum
                                    Title: Assistant Vice President

                                    DG BANK DEUTSCHE
                                    GENOSSENSCHAFTSBANK
                                    AG, CAYMAN ISLANDS BRANCH

                                    By: /s/ JAMES L. YAGER
                                        ----------------------------------------
                                    Name: James L. Yager, CPA
                                    Title: Vice President


                                    By: /s/ ERIC K. ZIMMERMAN
                                        ----------------------------------------
                                    Name: Eric K. Zimmerman
                                    Title: Assistant Vice President

                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED

                                    By: /s/ MINAMI MIVRA
                                        ----------------------------------------
                                    Name: Minami Mivra
                                    Title: Vice President

                                    THE NORTHERN TRUST COMPANY

                                    By: /s/ RANHEELA GILL ANWAR
                                        ----------------------------------------
                                    Name: Ranheela Gill Anwar
                                    Title: Vice President

                                    EXHIBIT A

                        Applicable Commitment Percentages

                                            Revolving            Applicable
                                             Credit              Commitment
Lender                                     Commitment            Percentage
---------------------------------         ------------          -------------
NationsBank, National Association         $ 75,000,000          23.809523810%

First Union National Bank                 $ 55,000,000          17.460317460%

SunTrust Bank, Miami, N.A.                $ 30,000,000           9.523809524%

Dresdner Bank Lateinamerika AG            $ 25,000,000           4.761904762%

The Bank of New York                      $ 15,000,000           4.761904762%

The Bank of Tokyo-Mitsubishi, Ltd.        $ 15,000,000           4.761904762%

Comerica Bank                             $ 15,000,000           4.761904762%

DG Bank Deutsche Genossenschaftsbank

AG, Cayman Islands Branch                 $ 15,000,000           4.761904762%

The Northern Trust Company                $ 15,000,000           4.761904762%
                                          ------------          ------------
                                          $315,000,000                   100%

                                   EXHIBIT F-2
                             Form of Swing Line Loan
$15,000,000.00                                         Charlotte, North Carolina
                                                                  August 8, 1997

         FOR VALUE RECEIVED, WATSCO, INC., a Florida corporation having its principal place of business located in Miami, Florida (the "Borrower"), hereby promises to pay to the order of

         NATIONSBANK, NATIONAL ASSOCIATION (the "Lender"), in its individual capacity, at the office of NATIONSBANK, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), located at One Independence Center, 101 North Tryon Street, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate in writing) at the times set forth in the Amended and Restated Revolving Credit and Reimbursement Agreement dated as of August 8, 1997 among the Borrower, the financial institutions party thereto (collectively, the "Lenders") and the Agent (the "Agreement" -- all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement), in lawful money of the United States of America, in immediately available funds, the aggregate unpaid principal amount of the Swing Line Loans made by the Lender to the Borrower pursuant to the Agreement and to pay interest on the unpaid principal amount of each such Swing Line Loan, in like money, at said office, for the period commencing on the date of such Swing Line Loan until such Swing Line Loan shall be paid in full, on the dates and at the rates provided in Article II of the Agreement. All or any portion of the principal amount of Swing Line Loans may be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount of Loans and accrued but unpaid interest thereon shall bear interest which shall be payable on demand at the rates per annum set forth in the proviso to SECTION 2.2(A) of the Agreement. Further, in the event of such acceleration, this Swing Line Note shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event any amount evidenced by this Swing Line Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         Interest hereunder shall be computed as provided in the Agreement.

         This Swing Line Note is one of the Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Swing Line Loans evidenced hereby were or are made and are to be repaid. This Swing Line Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         This Swing Line Note shall be governed by and construed in accordance with the internal substantive laws of the State of North Carolina.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Swing Line Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereby.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                                    WATSCO, INC.

WITNESS:

______________________              By: _______________________________
                                    Name: Barry S. Logan
______________________              Title: Vice President Finance
                                           and Chief Financial Officer

                                   EXHIBIT F-3
                          FORM OF COMPETITIVE BID NOTE
                                 PROMISSORY NOTE

$315,000,000                                                     _______________
                                                                __________, 1999

         FOR VALUE RECEIVED, WATSCO, INC., a Florida corporation having its principal place of business located in Coconut Grove, Florida (the "Borrower") hereby promises to pay as provided in the Credit Agreement (as defined below), to the order of

         ____________________________________ (the "Lender"), in its individual capacity, at the office of NationsBank, N.A., as administrative agent for the Lender (the "Agent"), located at 101 North Tryon Street, 15th Floor, NC1-001-15-04, Charlotte, North Carolina 28255 (or at such other place or places as the Agent may designate) at the times set forth in the Amended and Restated Revolving Credit and Reimbursement Agreement dated August 8, 1997 among the Borrowers, the financial institutions party thereto (collectively, the "Lenders") and the Administrative Agent (as amended, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement), in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Competitive Bid Loans made by the Lender to the Borrower, on the dates and in the principal amounts set forth in the Lender's Competitive Bid Quote and accepted by the Borrower, and to pay interest on the unpaid principal amount of each such Competitive Bid Loan, at such office, in like money and funds, for the period commencing on the date of such Competitive Bid Loan until such Competitive Bid Loan shall be paid in full, at the rates per annum and on the dates set forth in the Lender's Competitive Bid Quote and accepted by the Borrower.

         The date, amount, type of loan, interest rate and maturity date of each Competitive Bid Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, PROVIDED that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Competitive Bid Loans made by the Lender.

         This Note is one of the Competitive Bid Notes referred to in the Credit Agreement and is issued pursuant to and entitled to the benefits and security of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Competitive Bid Loans evidenced hereby were made or are made and are to be repaid. This Note is subject to certain restrictions on transfer or assignment as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Credit Agreement or under the terms of the other Loan Documents executed in connection with the Credit Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the rates per annum set forth in ARTICLE II of the Credit Agreement, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Note, and all other indebtedness of the Borrower to the Lender under the Loan Documents shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrowers. Upon acceleration interest shall be payable at the Absolute Rate or the Eurodollar Competitive Rate, as the case may be, plus two percent (2%) per annum.

         In the event this Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         Interest hereunder shall be computed on the basis of a 360 day year for the actual number of days in the interest period.

         The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events upon the terms and conditions specified therein.

         Except as permitted by SECTION 11.1 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.

         This Note shall be governed by, and construed in accordance with, the laws of the State of Florida.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issues against any other of them and returned satisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them, also their right, if any, to require the holder hereof to hold as security for this Note any collateral deposited by any of said Persons as security. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                                                     WATSCO, INC.
WITNESS:                                             By:
                                                     Name:
                                                     Title:

                        SCHEDULE OF COMPETITIVE BID LOANS

         This Note evidences Competitive Bid Loans made under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the types, bearing interest at the rates and maturing on the dates set forth below, subject to the payments and prepayments of principal set forth below:

Date            Principal               Type of Loan                       Maturity                Unpaid
of               Amount           (Absolute Rate or Eurodollar    Interest  Date of  Amount Paid  Principal   Notation
Loan             of Loan               Competitive Rate)            Rate     Loan    or Prepaid    Amount      Made By

                                    EXHIBIT J
                      FORM OF COMPETITIVE BID QUOTE REQUEST
                                     [Date]

To:               NationsBank, N.A.,
                  as administrative agent

Attention:        Agency Services

Re:               Competitive Bid Quote Request

         Pursuant to SECTION 2.2 of the Amended and Restated Revolving Credit and Reimbursement Agreement dated as of August 8, 1997 (as amended, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among Watsco, Inc., the lenders named therein and NationsBank, N.A., as agent, we hereby give notice that we request Competitive Bid Quotes, [with][without] the right of prepayment, for the following proposed Competitive Bid Borrowing(s):

Borrowing         Type of                        Quotation        Interest
 Date(1)          Loan(2)        Date            Amount(3)        Period(4)

         Terms used herein have the meanings assigned to them in the Credit Agreement.
                                             [Watsco, Inc.]
                                              By:
                                              Authorized Representative

_________________________________________
        (1) At least four (4) Business Days later if at the Eurodollar Competitive Rate.

        (2) Competitive Bid Loan at
                  (a)      Absolute Rate; or
                  (b)      Eurodollar Competitive Rate

        (3) Each amount must be $____________ or a multiple of $___________ in excess thereof. 4 A period of up to 120 days after the making of such Competitive Bid Loan and ending on a Business Day for Competitive Bid Loans at the Absolute Rate. For any Competitive Bid Loan at the Eurodollar Competitive Rate, one week or one, two, three or six months.

                                    EXHIBIT K
                          FORM OF COMPETITIVE BID QUOTE

To: [Watsco, Inc.] ("Borrower") [or NationsBank, N.A., as administrative agent]

Attention:        [__________]

Re:               Competitive Bid Quote

         The Competitive Bid Quote is given in accordance with SECTION 2.2 of the Amended and Restated Revolving Credit and Reimbursement Agreement dated as of August 8, 1997 (as amended, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement") among Watsco, Inc., the lenders named therein and NationsBank, N.A., as administrative agent. Terms defined in the Credit Agreement are used herein as defined therein.

         In response to the Borrower's invitation dated ______________, ____, we hereby make the following Competitive Bid Quote(s) on the following terms:

                  1. Quoting Lender:

                  2. Person to contact at Quoting Lender:

                  3. We hereby offer to make Competitive Bid Loan(s) in the following principal amount(s), for the following interest Period(s) and at the following rate(s):

Borrowing      Type of                         Quotation         Interest
  Date         Loan(1)           Date(2)       Amount(3)         Period(4)

RATE5
------------------------------

        (1) At Absolute Rate or Eurodollar Competitive Rate
        (2) As specified in the related Competitive Bid Quote Request

        (3) The principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $__________ or a multiple of $______________ in excess thereof.

        (4) A period of up to 120 days after the making of such Competitive Bid Loan and ending on a Business Day for Competitive Bid Loans at the Absolute Rate. For Competitive Bid Loans at the Eurodollar Competitive Rate, one week or one, two, three, or six months, as specified in the related Competitive Bid Quote Request.

        (5) Specify positive margin or negative margin to be added to or deducted from the InterBank Offered Rate.

         We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement, irrevocably obligate(s) us to make the Competitive Bid Loan(s) for which any offer(s) (is/are) accepted, in whole or in part.

Dated: ______________, ____

                                Very truly yours,

                                [NAME OF LENDER]
                                By:
                                Authorized Officer
--------
               Insert name of Lender